(THE ROCKLAND GROWTH FUND LOGO)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 1999

                            THE ROCKLAND GROWTH FUND
                                  RETAIL CLASS
                              INSTITUTIONAL CLASS

                        (THE ROCKLAND GROWTH FUND LOGO)

                                 ANNUAL REPORT

                                                               November 19, 1999

Dear Fellow Shareholders,

  Thank you all for the continued strong support of the Rockland Growth Fund. We continue to invest your savings in some of the most dynamic sectors of the economy such as telecommunications, software, e-commerce, retail and semiconductors. Our small size allows us to be significantly more nimble than the much larger funds and we have invested virtually all of our hard earned money next to your hard earned money, including our entire corporate pension fund. We believe that this is a rare but necessary condition for sustained performance.

  We would like to take this opportunity to give you our best estimate of the annual capital gains distribution. We expect the gains to be approximately $6.8 million which translates into approximately $1.10 per share in long-term gains and $3.90 per share in short term gains. These will be paid out to shareholders of record December 2, 1999 and payable December 3, 1999. You will see the share price drop by this amount and reinvested into new shares on December 3 if you have chosen that option. If you have chosen to reinvest your capital gain distribution, your dollar investment does not change as a result of this distribution. Every mutual fund by law must pay out net capital gains taken from stocks sold during the year.

  We wish everyone the very best holiday season!

  Sincerely,

  /s/ Richard H. Gould                  /s/ Charles S. Cruice

  Richard H. Gould                      Charles S. Cruice

                      GREENVILLE CAPITAL MANAGEMENT, INC.
                                    Presents
                            THE ROCKLAND GROWTH FUND
                                  a Series of
                            The Rockland Funds Trust
                                 P. O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                                 1-800-497-3933

                  Rockland
               Growth Fund --                         NASDAQ           Russell
date            Institutional       S&P 500          Composite           2000
----            -------------       -------          ---------           ----
12/2/96            $10,000          $10,000           $10,000          $10,000
3/31/97             $9,004          $10,065            $9,459           $9,731
9/30/97            $14,452          $12,707           $13,084          $12,992
3/31/98            $13,661          $14,896           $14,265          $13,820
9/30/98            $11,532          $13,856           $13,179          $10,521
3/31/99            $16,377          $17,644           $19,221          $11,587
9/30/99            $19,897          $17,710           $21,476          $12,537

            Rockland           Rockland
          Growth Fund --    Growth Fund --                  NASDAQ     Russell
date       Retail Load      Retail No Load    S&P 500     Composite     2000
----       -----------      --------------    -------     ---------     ----
12/2/96      $10,000           $10,000        $10,000      $10,000     $10,000
3/31/97       $8,711            $8,980        $10,065       $9,459      $9,731
9/30/97      $13,987           $14,420        $12,707      $13,084     $12,992
3/31/98      $13,200           $13,609        $14,896      $14,265     $13,820
9/30/98      $11,129           $11,473        $13,856      $13,179     $10,521
3/31/99      $15,792           $16,281        $17,644      $19,221     $11,587
9/30/99      $19,181           $19,775        $17,710      $21,476     $12,537

FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                                                          ANNUALIZED SINCE
                                          ONE YEAR   COMMENCEMENT OF OPERATIONS
                                          --------   --------------------------
Rockland Growth Fund -- Institutional      72.52%             27.52%
Rockland Growth Fund -- Retail No Load     72.34%             27.23%
Rockland Growth Fund -- Retail Load        67.10%             25.87%
S&P 500                                    27.80%             22.38%
NASDAQ Composite                           62.66%             31.01%
Russell 2000                               19.16%              8.32%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The Russell 2000 is an unmanaged index of 2,000 stocks weighted by market capitalization. This chart assumes an initial gross investment of $10,000 made on 12/2/96 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

ROCKLAND GROWTH FUND
INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Trustees
The Rockland Growth Fund:

  We have audited the accompanying statement of assets and liabilities of Rockland Growth Fund (the "Fund"), including the schedule of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                   /s/ KPMG LLP

Chicago, Illinois
October 22, 1999

ROCKLAND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 1999

ASSETS:
  Investments, at value (cost $21,162,401)                         $24,855,487
  Receivable for investments sold                                    1,680,150
  Dividends and interest receivable                                      8,376
  Organizational expenses, net of accumulated amortization              14,584
  Cash                                                                   2,100
  Other assets                                                          19,672
                                                                   -----------
          Total Assets                                              26,580,369
                                                                   -----------

LIABILITIES:
  Payable for investments purchased                                  2,573,956
  Payable to Adviser                                                    17,257
  Accrued expenses and other liabilities                                63,950
                                                                   -----------
          Total Liabilities                                          2,655,163
                                                                   -----------

NET ASSETS                                                         $23,925,206
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
  Capital stock                                                    $14,525,879
  Accumulated undistributed net realized gain on investments sold    5,706,241
  Net unrealized appreciation on investments                         3,693,086
                                                                   -----------
          Total Net Assets                                         $23,925,206
                                                                   -----------
                                                                   -----------

RETAIL CLASS:
  Net Assets                                                       $ 2,363,867
  Shares of beneficial interest outstanding (unlimited shares
    of $.001 par value authorized)                                     122,811
  Net asset value and redemption price per share                   $     19.25
                                                                   -----------
                                                                   -----------
  Maximum offering price per share                                 $     19.85
                                                                   -----------
                                                                   -----------

INSTITUTIONAL CLASS:
  Net Assets                                                       $21,561,339
  Shares of beneficial interest outstanding (unlimited shares
    of $.001 par value authorized)                                   1,115,120
  Net asset value, redemption price and offering price per share   $     19.34
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
STATEMENT OF OPERATIONS -- YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:
  Dividend income                                                   $   13,906
  Interest income                                                       57,463
                                                                    ----------
          Total investment income                                       71,369
                                                                    ----------

EXPENSES:
  Investment advisory fee                                              174,114
  Administration fee                                                    50,005
  Shareholder servicing and accounting costs                            72,816
  Custody fees                                                          34,567
  Federal and state registration                                        13,146
  Professional fees                                                     27,097
  Reports to shareholders                                                7,113
  Trustees' fees and expenses                                            3,608
  Amortization of organizational expenses                                6,935
  Distribution expenses -- Retail Class                                  4,474
  Other                                                                 12,099
                                                                    ----------
          Total operating expenses before reimbursement                405,974
  Less:  Reimbursement from Adviser                                    (96,798)
                                                                    ----------
          Total expenses                                               309,176
                                                                    ----------

NET INVESTMENT LOSS                                                   (237,807)
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
      Investments                                                    6,678,104
      Short positions                                                  (85,807)
  Net change in unrealized appreciation/depreciation on:
      Investments                                                    2,832,339
      Short positions                                                    1,403
                                                                    ----------
  Net realized and unrealized gain on investments                    9,426,039
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $9,188,232
                                                                    ----------
                                                                    ----------

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED          YEAR ENDED
                                         SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                         ------------------  ------------------
OPERATIONS:
  Net investment loss                       $  (237,807)        $  (184,078)
  Net realized gain (loss) on:
      Investments                             6,678,104            (395,128)
      Short positions                           (85,807)             79,004
  Net change in unrealized appreciation/
    depreciation on:
      Investments                             2,832,339          (2,270,961)
      Short positions                             1,403              (1,403)
                                            -----------         -----------
  Net increase (decrease) in net assets
    resulting from operations                 9,188,232          (2,772,566)
                                            -----------         -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                   3,621,330           3,339,381
  Shares issued to holders in
    reinvestment of dividends                        --             270,117
  Cost of shares redeemed                      (703,078)           (517,134)
                                            -----------         -----------
  Net increase in net assets resulting
    from capital share transactions           2,918,252           3,092,364
                                            -----------         -----------

DISTRIBUTIONS TO RETAIL CLASS
  SHAREHOLDERS:
  In excess of net realized gains                    --             (14,424)
  Return of capital                                  --             (11,862)
                                            -----------         -----------
                                                     --             (26,286)

DISTRIBUTIONS TO INSTITUTIONAL CLASS
  SHAREHOLDERS:
  In excess of net realized gains                    --            (140,328)
  Return of capital                                  --            (115,410)
                                            -----------         -----------
                                                     --            (255,738)

NET INCREASE IN NET ASSETS                   12,106,484              37,774

NET ASSETS:
  Beginning of period                        11,818,722          11,780,948
                                            -----------         -----------
  End of period                             $23,925,206         $11,818,722
                                            -----------         -----------
                                            -----------         -----------

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                                       DECEMBER 2, 1996 (1)<F1>
                                                  YEAR ENDED                    YEAR ENDED                      THROUGH
                                              SEPTEMBER 30, 1999            SEPTEMBER 30, 1998            SEPTEMBER 30, 1997
                                          --------------------------     -------------------------     ------------------------
                                          RETAIL      INSTITUTIONAL      RETAIL     INSTITUTIONAL      RETAIL     INSTITUTIONAL
                                           CLASS          CLASS          CLASS          CLASS          CLASS          CLASS
                                           -----      -------------      -----      -------------      -----      -------------
Per Share Data:
Net asset value,
  beginning of period                    $ 11.17        $ 11.21        $ 14.42        $ 14.43        $ 10.00        $ 10.00
                                         -------        -------        -------        -------        -------        -------
Income from
  investment operations:
  Net investment loss                      (0.25)(8)<F8>  (0.20)(8)<F8>  (0.20)(7)<F7>  (0.17)(7)<F7>  (0.15)(8)<F8>  (0.11)(8)<F8>
  Net realized and unrealized
    gains (losses) on investments           8.33           8.33          (2.73)         (2.73)          4.57           4.56
                                         -------        -------        -------        -------        -------        -------
       Total from investment
         operations                         8.08           8.13          (2.93)         (2.90)          4.42           4.45
                                         -------        -------        -------        -------        -------        -------

Less distributions:
  Dividends in excess of net
    investment income                         --             --             --             --             --          (0.02)
  Distributions in excess of
    net realized gains                        --             --          (0.18)         (0.18)            --             --
  Return of capital                           --             --          (0.14)         (0.14)            --             --
                                         -------        -------        -------        -------        -------        -------
       Total distributions                    --             --          (0.32)         (0.32)            --          (0.02)

                                         -------        -------        -------        -------        -------        -------
Net asset value, end of period           $ 19.25        $ 19.34        $ 11.17        $ 11.21        $ 14.42        $ 14.43
                                         -------        -------        -------        -------        -------        -------
                                         -------        -------        -------        -------        -------        -------

Total return (2)<F2> (3)<F3>              72.34%         72.52%        (20.44%)       (20.21%)        44.20%         44.53%

Supplemental data and ratios:
  Net assets, end of period           $2,363,867    $21,561,339     $1,137,385    $10,681,337       $921,991    $10,858,957
  Ratio of operating
    expenses to average
    net assets (4)<F4> (5)<F5>             2.00%          1.75%          2.00%          1.75%          2.00%          1.75%
  Ratio of net investment loss to
    average net assets (4)<F4> (5)<F5>    (1.59%)        (1.34%)         1.72%         (1.47%)         1.36%          1.11%
  Portfolio turnover rate (6)<F6>        814.67%        814.67%        353.27%        353.27%        204.05%        204.05%

(1)<F1>   Commencement of operations.
(2)<F2>   Not annualized for  the period December 2, 1996 through September 30,
          1997.
(3)<F3> The total return does not reflect the 3% front-end sales charge for the Retail Class.
(4)<F4>   Annualized for the period December 2, 1996 through September 30, 1997.
(5)<F5> Without expense reimbursements of $96,798, $107,092 and $120,419 for the years ended September 30, 1999, 1998 and the period December 2, 1996 through September 30, 1997, respectively, the ratio of operating expenses to average net assets would have been 2.56%, 2.85% and 4.23% for the for the Retail class and 2.31%, 2.60% and 3.98% for the Institutional class, respectively. The ratio of net investment loss to average net assets would have been (2.15)%, (2.57)% and (3.60)% for the Retail class and (1.90)%, (2.32)% and (3.35)% for the Institutional class, respectively.
(6)<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7)<F7> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(8)<F8> Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding throughout the period.

                     See notes to the financial statements.


ROCKLAND GROWTH FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1999

SHARES                                                                VALUE
------                                                                -----

           COMMON STOCKS -- 88.0%

           BUILDING & CONSTRUCTION -- 3.1%
 28,000    Insituform Technologies, Inc. -- Class A *<F9>         $   700,000
  1,000    NVR, Inc.*<F9>                                              50,500
                                                                  -----------
                                                                      750,500
                                                                  -----------

           BUSINESS SERVICES -- 7.5%
  3,000    The Corporate Executive Board Company *<F9>                122,250
  8,000    Dendrite International, Inc. *<F9>                         378,000
  8,000    Diamond Technology Partners Incorporated *<F9>             359,000
 10,000    Heidrick & Struggles International, Inc. *<F9>             190,625
 11,000    International Network Services *<F9>                       598,125
  3,000    Lamar Advertising Company *<F9>                            148,500
                                                                  -----------
                                                                    1,796,500
                                                                  -----------

           COMMUNICATIONS & MEDIA -- 1.5%
 15,000    Saga Communications, Inc. -- Class A *<F9>                 345,000
                                                                  -----------

           COMPUTERS -- 9.6%
 18,000    Cybex Computer Products Corporation *<F9>                  600,750
  5,000    Dataram Corporation *<F9>                                   53,750
  4,000    Insight Enterprises, Inc. *<F9>                            130,000
 12,000    MICROS Systems, Inc. *<F9>                                 486,000
 20,000    M-Systems Flash Disk Pioneers Ltd. *<F9>                   213,750
 15,000    MTI Technology Corporation *<F9>                           345,938
  6,000    VERITAS Software Corporation *<F9>                         455,625
                                                                  -----------
                                                                    2,285,813
                                                                  -----------

           CONSUMER PRODUCTS -- 0.9%
  6,000    JAKKS Pacifics, Inc. *<F9>                                 225,000
                                                                  -----------

           DISTRIBUTION -- 1.9%
 16,000    ScanSource, Inc. *<F9>                                     446,000
                                                                  -----------

           EDUCATION -- 0.6%
  8,000    Corinthian Colleges, Inc. *<F9>                            151,000
                                                                  -----------

           ELECTRONICS -- 2.3%
  4,000    Jabil Circuit, Inc. *<F9>                                  198,000
  4,000    Orbotech Ltd.                                              247,500
  4,000    Zoran Corporation *<F9>                                    108,500
                                                                  -----------
                                                                      554,000
                                                                  -----------

           ELECTRICAL EQUIPMENT -- 5.2%
  7,000    Photon Dynamics, Inc. *<F9>                                147,000
 20,000    Excel Technology, Inc. *<F9>                               298,750
 17,000    Helix Technology Corporation                               565,250
 10,000    Loronix Information Systems, Inc. *<F9>                    115,000
  3,000    PRI Automation, Inc. *<F9>                                 108,375
                                                                  -----------
                                                                    1,234,375
                                                                  -----------

           ENTERTAINMENT & LEISURE -- 0.7%
  4,000    Speedway Motorsports, Inc. *<F9>                           173,250
                                                                  -----------

           FOOD, BEVERAGES & TOBACCO -- 1.0%
 10,000    The Hain Food Group, Inc. *<F9>                            247,500
                                                                  -----------

           HEALTH CARE SERVICES -- 0.5%
  4,000    Accredo Health, Incorporated *<F9>                         126,000
                                                                  -----------

           INTERNET -- 5.0%
  2,000    Exodus Communications, Inc. *<F9>                          144,125
  7,000    iXL Enterprises, Inc. *<F9>                                248,063
  4,000    Netopia, Inc. *<F9>                                        159,500
  4,000    Ramp Networks, Inc. *<F9>                                   88,000
  2,000    RealNetworks, Inc. *<F9>                                   209,125
  8,000    Unify Corporation *<F9>                                    180,000
  5,000    USinternetworking, Inc. *<F9>                              156,250
                                                                  -----------
                                                                    1,185,063
                                                                  -----------

           LODGING -- 1.1%
 15,000    U.S. Franchise Systems, Inc. *<F9>                         259,687
                                                                  -----------

           MACHINERY - INDUSTRIAL -- 1.5%
 11,000    Asyst Technologies, Inc. *<F9>                             363,000
                                                                  -----------

           MEDICAL PRODUCTS -- 2.9%
  6,000    ArthroCare Corporation *<F9>                               327,750
  7,000    Cytyc Corporation *<F9>                                    270,813
  3,000    Enzon, Inc. *<F9>                                           91,500
                                                                  -----------
                                                                      690,063
                                                                  -----------

           OIL & GAS SERVICES -- 0.8%
  5,000    Enterprise Products Partners L.P.                           99,063
  5,000    Midcoast Energy Resources, Inc.                             98,750
                                                                  -----------
                                                                      197,813
                                                                  -----------

           PLASTICS -- 1.3%
 25,000    U.S. Plastic Lumber Corporation *<F9>                      309,375
                                                                  -----------

           RETAIL -- 4.5%
 12,000    Cost Plus, Inc. *<F9>                                      582,000
 13,000    1-800 CONTACTS, INC. *<F9>                                 370,500
  5,000    Electronics Boutique Holdings Corp. *<F9>                  128,750
                                                                  -----------
                                                                    1,081,250
                                                                  -----------

           SEMICONDUCTORS -- 11.0%
 15,000    ASE Test Limited *<F9>                                     363,750
 12,000    Amkor Technology, Inc. *<F9>                               193,500
  3,000    Applied Micro Circuits Corporation *<F9>                   171,000
 10,000    Dallas Semiconductor Corporation                           534,375
  6,000    LAM Research Corporation *<F9>                             366,000
 10,000    TranSwitch Corporation *<F9>                               570,000
  5,000    Vitesse Semiconductor Corporation *<F9>                    426,875
                                                                  -----------
                                                                    2,625,500
                                                                  -----------

           SOFTWARE -- 13.7%
  3,000    Check Point Software Technologies Ltd. *<F9>               253,312
 10,000    Concord Communications, Inc. *<F9>                         397,500
  4,000    Genesys Telecommunications Laboratories, Inc. *<F9>        182,750
 15,000    ION Networks, Inc. *<F9>                                    96,562
  6,000    ISS Group, Inc. *<F9>                                      163,500
 11,000    Mercury Interactive Corporation *<F9>                      710,188
 12,000    MicroStrategy Incorporated *<F9>                           672,750
 15,000    Optimal Robotics Corp. *<F9>                               270,000
  3,000    Pervasive Software Inc. *<F9>                              103,500
 13,000    Rimage Corporation *<F9>                                   220,187
  3,000    Verity, Inc. *<F9>                                         206,438
                                                                  -----------
                                                                    3,276,687
                                                                  -----------

           TELECOMMUNICATIONS -- 9.6%
 15,000    Gentner Communications Corporation *<F9>                   120,000
  2,000    Harmonic Inc. *<F9>                                        261,625
 24,000    Hyperion Telecommunications, Inc. -- Class A *<F9>         595,500
  8,000    Leap Wireless International, Inc. *<F9>                    188,000
  6,000    NorthEast Optic Network, Inc. *<F9>                        226,500
  4,000    Orckit Communications Ltd. *<F9>                           141,500
  9,000    Price Communications Corporation *<F9>                     225,562
 12,000    Western Wireless Corporation -- Class A *<F9>              538,125
                                                                  -----------
                                                                    2,296,812
                                                                  -----------

           TEXTILES & APPAREL -- 0.2%
  2,000    WestPoint Stevens Inc. *<F9>                                47,250
                                                                  -----------

           TRANSPORTATION -- 1.6%
 12,000    Expeditors International of Washington, Inc.               385,125
                                                                  -----------
           TOTAL COMMON STOCKS (Cost $17,359,477)                  21,052,563
                                                                  -----------

 PRINCIPAL
  AMOUNT
 ---------
              SHORT-TERM INVESTMENTS -- 15.9%
              VARIABLE RATE DEMAND NOTES#<F10> -- 15.9%
$   353,169   American Family Financial Services Inc., 5.0234%         353,169
  1,125,224   Firstar Bank, 5.13%                                    1,125,224
  1,000,800   General Mills, Inc., 4.985%                            1,000,800
    978,008   Pitney Bowes, Inc., 4.985%                               978,008
     42,007   Wisconsin Corp Century Credit Union, 5.05%                42,007
    303,716   Wisconsin Electric Power Company, 5.0234%                303,716
                                                                   -----------
              TOTAL SHORT-TERM INVESTMENTS (Cost $3,802,924)         3,802,924
                                                                   -----------
              TOTAL INVESTMENTS - (COST OF $21,162,401) - 103.9%    24,855,487
              Liabilities, less Other Assets - (3.9%)                 (930,281)
                                                                   -----------
              TOTAL NET ASSETS -- 100.0%                           $23,925,206
                                                                   -----------
                                                                   -----------

 *<F9>    Non-income producing security.
#<F10> Variable rate demand notes are considered short-term obligations and are payable on demand.
          Interest rates change periodically on specified dates. The rates listed are as of September 30, 1999.

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS -- SEPTEMBER 30, 1999

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

   The Rockland Funds Trust (the "Trust") was organized on July 31, 1996, as a Delaware business trust and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust currently consists of one series, The Rockland Growth Fund (the "Fund"). The investment objective of the Fund is to seek capital appreciation. In seeking its investment objective of capital appreciation, the Fund will, under normal market conditions, invest primarily in equity securities of domestic companies. The Fund is structured for flexibility and risk reduction, but centered around investment in high quality growth stocks with an emphasis on those companies whose growth potential, in the opinion of the Fund's investment adviser, GREENVILLE CAPITAL MANAGEMENT, INC., has been overlooked by Wall Street analysts. The Fund issued and sold 10,000 Institutional shares of its capital stock at $10 per share on October 21, 1996. The Fund commenced operations on December 2, 1996.

   The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $34,078, have been paid by the Adviser. The Fund has reimbursed the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   The Fund has issued two classes of shares: Retail and Institutional. The Retail shares are subject to a 0.25% 12b-1 fee and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 3% of the offering price or 3.09% of the net asset value. Each class of shares has identical rights and privileges except with respect to 12b-1 fees paid by Retail shares and voting rights on matters affecting a single class of shares.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation - Common stocks, other equity-type securities, and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on which such securities are primarily traded. Common stocks, other equity-type securities, and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the mean between the current bid and asked price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Trustees. Debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

   b) Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required.

   c) Distributions to Shareholders - Dividends from net investment income are generally declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually and are generally distributed in December. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

        Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, $3,421 has been reclassified from capital with $237,807 posted to accumulated undistributed net investment income and $234,386 posted from accumulated net realized gain. These differences relate to the use of the net operating loss as an offset against short-term gains for tax purposes and the amortization of organization costs for tax purposes.

        Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of losses from wash sales.

        On December 31, 1996, a dividend of $3,001 was paid to Institutional shareholders of record on December 30, 1996. There were no Retail shareholders as of the record date.

   d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

   f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. SHARES OF BENEFICIAL INTEREST

   Transactions in shares of beneficial interest for the year ending September 30, 1999 were as follows:

                                                         $            SHARES
                                                        ---           ------
   RETAIL SHARES:
   Shares sold                                      $  374,344         25,883
   Shares issued to holders in
     reinvestment of dividends                              --             --
   Shares redeemed                                     (75,163)        (4,919)
                                                    ----------      ---------
   Net increase                                     $  299,181         20,964
                                                    ----------
                                                    ----------

   SHARES OUTSTANDING:
   Beginning of period                                                101,847
                                                                    ---------
   End of period                                                      122,811
                                                                    ---------
                                                                    ---------

   INSTITUTIONAL SHARES:
   Shares sold                                      $3,246,986        202,773
   Shares issued to holders in
     reinvestment of dividends                              --             --
   Shares redeemed                                    (627,915)       (40,817)
                                                    ----------      ---------
   Net increase                                      2,619,071        161,956
                                                    ----------
                                                    ----------

   SHARES OUTSTANDING:
   Beginning of period                                                953,164
                                                                    ---------
   End of period                                                    1,115,120
                                                                    ---------
                                                                    ---------

   TOTAL NET INCREASE                               $2,918,252
                                                    ----------
                                                    ----------

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of investments, excluding short-term investments and short positions, by the Fund for the year ended September 30, 1999, were $132,528,670 and $131,151,238, respectively.

   At September 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                                   $3,935,420
   (Depreciation)                                   (634,448)
                                                  ----------
          Net appreciation on investments         $3,300,972
                                                  ----------
                                                  ----------

   At September 30, 1999, the cost of investments for federal income tax purposes was $21,554,515.

4. INVESTMENT ADVISORY AND OTHER
   AGREEMENTS

   The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Greenville Capital Management, Inc. Pursuant to its advisory agreement with the Trust, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

   The Investment Adviser has voluntarily agreed to waive its management fee and/or reimburse the operating expenses to the extent necessary to insure that the total operating expenses do not exceed 2.00% and 1.75% of the Fund's average daily net assets for the Retail class and Institutional class, respectively.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

5. SHORT POSITIONS

   As a portfolio management strategy, the Fund may engage in short sales of securities, which result in obligations of the Fund to make a future delivery of a specific security. These obligations are subject to the risk that the security's market price at the delivery date will exceed the amount of proceeds initially received, and that the Fund may be required to purchase the security at prevailing market prices (or deliver the security if owned by the Fund) and thus realize a loss on the transaction. Obligations under short sales are reported as liabilities and are adjusted to the current market value of the security to be delivered. The Fund generally maintains deposits with brokers approximating the market value of securities sold short. At September 30, 1999, the Fund had no short positions.

6. DISTRIBUTION PLAN

   The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which requires the Retail class to pay the Distributor a distribution fee of up to 0.25% of its average daily net assets computed on an annual basis. Under the terms of the Plan, the Distributor is authorized to, in turn, pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of Retail class shares pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of the shares, although it is the Distributor's current intention to pay out all or most of the fee. The Fund has incurred $4,474 pursuant to the Plan for the year ended September 30, 1999.

                                    TRUSTEES
                               Mr. Charles Cruice
                               Mr. Richard Gould
                              Mr. Robert Harrison
                              Mr. Edwin Moats, Jr.
                               Dr. Peter Utsinger
                               Mr. Richard Vague

                                    OFFICERS
                         Mr. Charles Cruice, President
                          Mr. Richard Gould, Treasurer
                          Mr. Jeffrey Rugen, Secretary

                               INVESTMENT ADVISOR
                      Greenville Capital Management, Inc.
                         100 South Rockland Falls Road
                              Rockland, DE  19732

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                                  P.O. Box 701
                           777 East Wisconsin Avenue
                              Milwaukee, WI  53202

                         ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                                  Third Floor
                            615 East Michigan Street
                              Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL  60601

                                 LEGAL COUNSEL
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                            Philadelphia, PA  19103